SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               November 16, 1999


AMRESCO Residential Securities Corporation (as Depositor under the Pooling and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of AMRESCO Residential Securities Corporation Mortgage Loan Trust, Series
                                   1999-1)

                  AMRESCO Residential Securities Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



           Delaware                  333-30759                 75-2620414
---------------------------         ------------            -------------------
State or Other Jurisdiction         (Commission             (I.R.S. Employer
     Of Incorporation)              File Number)            Identification No.)



        700 North Pearl Street
          Suite 2400, LB #342
             Dallas, Texas                                       75201
    -------------------------------                           ----------
    (Address of Principal Executive                           (Zip Code)
               Offices)


      Registrant's telephone number, including area code: (214) 953-7700

                                   No Change
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 2. Acquisition or Disposition of Assets
             ------------------------------------

     On November 16, 1999, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 acquired $2,300,629.74 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of September 1, 1999, among AMRESCO Residential Capital Markets, Inc., AMRESCO Residential Mortgage Corporation, as Originator (the "Originator"), AMRESCO Residential Securities Corporation, as Depositor (the "Depositor"), Ocwen Federal Bank FSB, as Servicer, Finance America, LLC, as Seller (the "Seller"), and Norwest Bank Minnesota, National Association, in its capacity as Trustee (the "Trustee") and a Subsequent Transfer Agreement dated as of November 16, 1999 (the "Subsequent Transfer Agreement") among the Depositor, the Originator, the Seller, and the Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated October 18, 1999, and the Prospectus Supplement dated October 18, 1999, (the "Prospectus Supplement"). The Prospectus Supplement was filed pursuant to Rule 424(b)(5) of the Act on October 22, 1999. The Schedule of Subsequent Mortgage Loans is attached to the Subsequent Transfer Agreement.

     Item 7. Financial Statements; PRO FORMA Financial Information and Exhibits
             ------------------------------------------------------------------

     (a)     Not applicable.

     (b)     Not applicable.

     (c)     Exhibits:

             4.1 Subsequent Transfer Agreement, dated as of November 16, 1999, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Originator, Finance America, LLC, as Seller, and Norwest Bank Minnesota, National Association, as Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMRESCO RESIDENTIAL SECURITIES
                                            CORPORATION



                                            By:  /s/ Janice M. Cott
                                               -------------------------------
                                               Name:  Janice M. Cott
                                               Title:  Vice President



Dated:  November 19, 1999

                                 EXHIBIT INDEX



Exhibit No.                  Description                             Page No.
-----------                  -----------                             --------

4.1 Subsequent Transfer Agreement, dated as of ___________________ 7 November 16, 1999, among
                AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Originator, Finance America, LLC, as Seller, and Norwest Bank Minnesota, National Association, as Trustee.

                   EXHIBIT 4.1 SUBSEQUENT TRANSFER AGREEMENT

                         SUBSEQUENT TRANSFER AGREEMENT



     AMRESCO Residential Mortgage Corporation (the "Originator"), Finance America, LLC (the "Seller"), AMRESCO Residential Securities Corporation (the "Depositor") and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee") under the Pooling and Servicing Agreement (as defined below) relating to AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 pursuant to the Pooling and Servicing Agreement dated as of September 1, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, the Originator, the Seller, Ocwen Federal Bank FSB, as Servicer, AMRESCO Residential Capital Markets, Inc., and the Trustee, each hereby confirm their understanding with respect to the sale by the Originator and the purchase by the Seller, the sale by the Seller and the purchase by the Depositor, and the sale by the Depositor and the purchase by the Trustee, of those Subsequent Mortgage Loans (the "Subsequent Mortgage Loans") listed on the attached Schedule of Subsequent Mortgage Loans.

     Section 1. Conveyance of Subsequent Mortgage Loans. As of November 16, 1999, (the "Subsequent Transfer Date"), the Originator hereby bargains, sells, conveys, assigns and transfers to the Seller; the Seller, in turn, hereby bargains, sells, conveys, assigns and transfers to the Depositor; and the Depositor, in turn, hereby bargains, sells, conveys, assigns and transfers to the Trustee, without recourse (except as otherwise explicitly provided for in the Pooling and Servicing Agreement), for the exclusive benefit of the Owners of the Certificates, each of their respective rights, title and interest in and to any and all benefits accruing from the Subsequent Mortgage Loans (other than any principal and interest payments due thereon on or prior to October 31, 1999, whether or not received) (such date, the "Subsequent Cut-Off Date") which the Originator is causing to be delivered to the Seller; the Seller, in turn, is causing to be delivered to the Depositor; and the Depositor, in turn, is hereby causing to be delivered to the Trustee (and all substitutions therefor as provided for by Sections 3.06, 3.07, 3.08 and 3.09 of the Pooling and Servicing Agreement), together with the related Subsequent Mortgage Loan documents and each of the Originator's, the Seller's, and the Depositor's respective interest in any Property which secured the Subsequent Mortgage Loan, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Subsequent Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing). The Depositor shall deliver the original Mortgage or mortgage assignment with evidence of recording thereon (except as otherwise provided by the Pooling and Servicing Agreement) and other required documentation in accordance with the terms set forth in Sections 3.06, 3.07, 3.08 and 3.09 of the Pooling and Servicing Agreement.

     The costs relating to the delivery of the documents specified in this Subsequent Transfer Agreement and the Pooling and Servicing Agreement shall be borne by the Seller.

     Section 2. Reaffirmation of Representations and Warranties. The Originator hereby affirms the representations and warranties set forth in the Pooling and Servicing Agreement made by it that relate to it and the Subsequent Mortgage Loans as of the date hereof. The Depositor hereby delivers notice and confirms that each of the conditions set forth in Section 3.09(b) and 3.09(c) to the Pooling and Servicing Agreement are satisfied as of the date hereof.

     Section 3. Release from Pre-Funding Account. Pursuant to Section 3.09(a) of the Pooling and Servicing Agreement, the Depositor hereby instructs the Trustee to withdraw one-hundred percent of the aggregate principal balances of the Subsequent Mortgage Loans so transferred from the Pre-Funding Account, $2,300,629.74 pursuant to this Subsequent Transfer Agreement and to include $2,300,629.74 of the Subsequent Mortgage Loans listed in the Schedule attached hereto and to pay such amount to the Originator pursuant to wire transfer instructions provided by it to the Trustee.

     All terms and conditions of the Pooling and Servicing Agreement are hereby ratified, confirmed and incorporated herein, provided that in the event of any conflict the provisions of this Subsequent Transfer Agreement shall control over the conflicting provisions of the Pooling and Servicing Agreement.

     Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, this Subsequent Transfer Agreement is executed as of the 16th day of November, 1999.


                                         AMRESCO RESIDENTIAL MORTGAGE
                                         CORPORATION, as Originator


                                         By:  /s/ Janice M. Cott
                                              --------------------------------
                                         Name: Janice M. Cott
                                         Title: Senior Vice President


                                          FINANCE AMERICA, LLC, as Seller


                                          By:  /s/ Peter J. Levasseur
                                              --------------------------------
                                          Name: Peter J. Levasseur
                                          Title: President


                                          AMRESCO RESIDENTIAL SECURITIES
                                          CORPORATION, as Depositor


                                          By:  /s/ Janice M. Cott
                                              --------------------------------
                                          Name: Janice M. Cott
                                          Title: Vice President


                                          NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION, as Trustee under the
                                          Pooling and Servicing Agreement


                                          By:  /s/ Amy Wahl
                                             ---------------------------------
                                          Name: Amy Wahl
                                          Title: Assistant Vice President


                     SCHEDULE OF SUBSEQUENT MORTGAGE LOANS


Final Prefund Mortgage Schedule for Security 1999-1
Closed on
11/16/99

     LOAN NO         LOAN NO OCWEN        FULL ADDRESS             CITY       STATE   ZIP       PROPERTY TYPE        MATURITY
   ORIGINATOR                                                                         CODE                              DT
   0011061629                        1231 Webster Street     Redlands         CA     92374            SFR             1/1/19
   0011217676        0011217676      1832 Stanwood           East Cleveland   OH     44112  Single Family Dwelling    6/1/29
   0011217924        0011217924      2651 Royal Oaks Drive   Tallahassee      FL     32308  Single Family Dwelling    4/1/29
   0011239993        0011239993      115 N Randolph St       Ellerbe          NC     28338    2-4 Family Dwelling     5/1/29
   0011324027        0011324027      16 Price St             London           AR     72847  Single Family Dwelling    8/1/29
   0011334083        0011334083      13513 Winthrop          Detroit          MI     48227  Single Family Dwelling    7/1/29
   0011350915        0011350915      3171 Nw 97 Street       Miami            FL     33147  Single Family Dwelling    7/1/29
   0011351178        0011351178      7607 San Diego Avenue   St. Louis        MO     63121  Single Family Dwelling    7/1/29
   0011353240        0011353240      9550 Nw 33 Ave          Miami            FL     33147  Single Family Dwelling    7/1/29
   0011356888        0011356888      4302 Arrowwood St       Mesquite         TX     75150  Single Family Dwelling    8/1/29
   0011360328        0011360328      8902 Kitmore Drive      Houston          TX     77099  Single Family Dwelling    7/1/29
   0011366556        0011366556      Rr 3 Box 391            Chelsea          OK     74016  Single Family Dwelling    8/1/29
   0011369840        0011369840      2657 Autumn Lake        East Point       GA     30344  Single Family Dwelling    8/1/29
   0011379120        0011379120      146-63 Huxley Street    Rosedale         NY     11422    2-4 Family Dwelling     8/1/29
   0011383791        0011383791      1800 W Harrison Ave     Cottage Grove    OR     97424  Single Family Dwelling    8/1/29
   0011393527        0011393527      16086 Grand Ave         Trabuco Canyon   CA     92678  Single Family Dwelling    8/1/29
   0011405818        0011405818      233 Azalea Ln           Wilkesboro       NC     28697  Single Family Dwelling    8/1/29
   0011410305        0011410305      2196 Hawthorne Ln       Wilkesboro       NC     28697  Single Family Dwelling    8/1/29
   0011042504                        6701 Meadow Lawn Str    Houston          TX     77023            SFR             1/1/14
   0011395803        0011395803      1902 N 180 W            Orem             UT     84057  Single Family Dwelling    8/1/29
   0011203585        0011203585      17715 S 655 Rd          Wyandotte        OK     74370  Single Family Dwelling    6/1/29
   0011235595        0011235595      320 Alpha Ave/301 E.    Winsted          CT     6018   Single Family Dwelling    5/1/29
                                     Wakefield
   0011240546        0011240546      2721 N Beachwood Dr     La               CA     90068  Single Family Dwelling    6/1/29
   0011250735        0011250735      6357 S Albany Avenue    Chicago          IL     60629  Single Family Dwelling    5/1/29
   0011258365        0011258365      5924 Ne 9th Ave         Portland         OR     97211  Single Family Dwelling    5/1/29
   0011301595        0011301595      347 Hummel St           Harrisburg       PA     17103  Single Family Dwelling    6/1/29


(Table Continued)

     LOAN NO         ORIGINAL         OCCUPANCY         INT. RATE       P&I     PtD     DUE DATE   CURRENT BAL       LTV
   ORIGINATOR         TERM           STATUS FLG
   0011061629           240         OWNER OCCUPIED         8.75       176.74  10/1/99   11/1/99     19,713.58       19.61
   0011217676           360         OWNER OCCUPIED        11.125      408.84  10/1/99   11/1/99     42,449.19       65.9
   0011217924           360         OWNER OCCUPIED        10.375      849.63  9/1/99    10/1/99     93,645.12       81.6
   0011239993           360       NOT OWNER OCCUPIED       9.875      552.13  9/1/99    10/1/99     63,467.02       73.93
   0011324027           360         OWNER OCCUPIED        12          265.22  9/1/99    10/1/99     25,776.62       74.73
   0011334083           360         OWNER OCCUPIED        11.5        521.39  9/1/99    10/1/99     52,616.18       65
   0011350915           360         OWNER OCCUPIED        10.625      942.58  9/1/99    10/1/99    101,920.75       85
   0011351178           360         OWNER OCCUPIED        11.75       315.95  9/1/99    10/1/99     31,280.97       71.95
   0011353240           360         OWNER OCCUPIED        11.75       974.93  9/1/99    10/1/99     96,525.22       80.48
   0011356888           360         OWNER OCCUPIED         8.75       692.3   9/1/99    10/1/99     87,949.37       80
   0011360328           360         OWNER OCCUPIED        11.625      713.89  9/1/99    10/1/99     71,327.39       85
   0011366556           360         OWNER OCCUPIED         9.375      723.62  9/1/99    10/1/99     86,954.69       64.92
   0011369840           360         OWNER OCCUPIED        12.5       1878.37  9/1/99    10/1/99    175,954.96       80
   0011379120           360         OWNER OCCUPIED         9.125     1064.2   9/1/99    10/1/99    130,725.39       70.7
   0011383791           360         OWNER OCCUPIED         9.99       831.24  9/1/99    10/1/99     94,757.97       87.77
   0011393527           360         OWNER OCCUPIED         9.625     1306.19  9/1/99    10/1/99    153,597.38       85.84
   0011405818           360         OWNER OCCUPIED        10         1149.48  10/1/99   11/1/99    130,867.62       80.35
   0011410305           360       NOT OWNER OCCUPIED      10.375     1526.37  10/1/99   11/1/99    168,445.76       70.24
   0011042504           180         OWNER OCCUPIED        10.25       326.99  10/1/99   11/1/99     29,345.21       18.75
   0011395803           360         OWNER OCCUPIED         9.75      1430.49  9/1/99    10/1/99    166,422.32       90
   0011203585           360         OWNER OCCUPIED        11          388.55  9/1/99    10/1/99     40,755.95       60
   0011235595           360         OWNER OCCUPIED        10.375      905.41  9/1/99    10/1/99     99,834.56       78.12

   0011240546           360         OWNER OCCUPIED         8.625      777.79  10/1/99   11/1/99     99,598.59       25
   0011250735           360         OWNER OCCUPIED         8.625      920.29  10/1/99   11/1/99    117,726.51       81.6
   0011258365           360         OWNER OCCUPIED        11.375      851.3   9/1/99    10/1/99     86,678.16       70
   0011301595           360       NOT OWNER OCCUPIED      11.375      317.77  10/1/99   11/1/99     32,293.26       60
